SENTINEL VARIABLE PRODUCTS TRUST
                              POLICYHOLDERS REPORT
                               DECEMBER 31, 2002



                               [GRAPHIC OMITTED]

SENTINEL VARIABLE PRODUCTS TRUST

National Life Drive,
Montpelier, Vermont 05604

--------------------------------------------------------------------------------
TABLE OF CONTENTS
 1    Message to Policyholders
 4    Fund Performance
 5    Sentinel Variable Products Trust Common Stock Fund
 8    Sentinel Variable Products Trust Growth Index Fund
10    Sentinel Variable Products Trust Mid Cap Growth Fund
13    Sentinel Variable Products Trust Small Company Fund
16    Sentinel Variable Products Trust Money Market Fund
18    SVPT Statement of Assets and Liabilities
19    SVPT Statement of Operations
20    SVPT Statement of Changes in Net Assets
22    SVPT Common Stock Fund Financial Highlights
23    SVPT Growth Index Fund Financial Highlights
24    SVPT Mid Cap Growth Fund Financial Highlights
25    SVPT Small Company Fund Financial Highlights
26    SVPT Money Market Fund Financial Highlights
27    SVPT Notes to Financial Statements
30    Report of Independent Accountants
31    Board Members and Officers

                            MESSAGE TO POLICYHOLDERS


[PHOTO OMITTED]

THOMAS H. MACLEAY
CHAIRMAN

[PHOTO OMITTED]

JOSEPH M. ROB


President

Dear Policyholder:

We are pleased to submit our annual report for the twelve months ended December 31, 2002. The past year was marked by continued financial market turbulence, resulting from economic and geopolitical uncertainties. Despite a resumption in domestic economic growth, the stock market experienced another year of negative returns, while the bond market proved to be a welcome and offsetting source of positive performance. In this difficult environment, we are proud to report that the Sentinel funds once again provided exceptional relative investment performance across all assets classes.

THE ECONOMY
The road to economic recovery during the fiscal year continued to progress in gradual and erratic fashion. If fourth quarter Gross Domestic Product grows as expected, the 2002 annual growth rate would be around 3% for the economy, a respectable rebound after last year's recession. Despite a firmer tone in economic numbers, corporate profits remained stagnant and employment growth nonexistent. Frustration has been building among policymakers, investors and in the work force. This was decidedly not a typical economic recovery. The Federal Reserve Board continued to provide all possible stimulus, decreasing short-term interest rates for the twelfth time in the past two years to 1.25% in November, its lowest level in over 40 years. In addition, meaningful money supply increases provided ample liquidity to the financial markets. Federal tax cuts, instituted last year, provided additional stimulus during 2002. Despite all these measures, the rate of economic progress was muted when compared to past recovery phases. The reason for the atypical response in the economy was the excessive nature of the 1990's business expansion. The extraordinarily high level of business spending and consumer demand in the late `90s fulfilled many needs and left fewer unmet demands. Time should cure the excess capacity problems afflicting certain pockets of the economy, but we are still working through this process.

To a great degree, the response of U.S. businesses to the slower growth dynamic has been very heartening. In the past two years, the corporate sector has been diligently paring costs, decreasing the work force and rebuilding the strength of balance sheets. While this has meant some pain for workers and has negatively impacted economic activity due to lower levels of capital spending, the measures taken should provide a healthier platform for renewed growth in the future. The economic downturn in 2001 was led by the decrease in corporate spending activity. With leaner corporations and accommodative interest rates, the leverage in corporate profits should be impressive, once spending levels accelerate.

Consumer spending was unusually robust in this slow growth environment, defying many predictions of a slowdown and helping to cushion the economic downside. Consumers continued to spend freely due to solid wage growth, cash obtained from refinancing mortgages on appreciating homes, and excellent deals and incentives offered by retailers and auto companies. The drawback has been an increase in consumer indebtedness that on many measures approaches historic highs. Consumers likely will have to moderate their spending growth in the future to allow for time to repair their financial positions, much as businesses have done over the past two years.

The one consistent source of stimulus to the economy has been federal government tax cuts and spending growth. Last year's tax cuts and proposals for future tax decreases should provide ample incentives to economic activity. In addition, increased spending on homeland security and defense outlays generally bolster growth. In contrast, state and local governments have experienced severe budgetary pressures and are cutting back on services while increasing taxes. Federal initiatives are even more critical in mitigating these local pressures and providing much-needed stimulus to the economy.

In the future, we expect the economy to grow steadily but more slowly than in previous upturns, given the near-term challenges cited above. The all-important consumer sector could be a formidable drag on the pace of growth, while business capital spending should begin to gain some needed traction in the new year. We believe the elements are in place for sustained, albeit moderate growth, which we expect to gain momentum as business and consumer confidence return once excess capacity issues are resolved.

EQUITY MARKETS
During the fiscal year, stocks moved broadly lower across all equity investment styles and encompassing all market capitalizations. Value and growth styles, large and small companies, international and domestic equities - all approaches were overwhelmed by equity liquidation. The Standard & Poor's 500 Index lost 22.09% during the year, the Dow Jones Industrial Average dropped 15.01% and the NASDAQ Composite Index decreased 31.25%. All sectors of the stock market experienced declines and the vast majority of stocks dropped in value. Let us hope this proves to be a final catharsis leading to better returns ahead.

Stock market difficulties resulted from a number of lingering issues. Foremost was the unusual nature of the current economic recovery. The Federal Reserve has been historically accommodative in lowering short-term interest rates and injecting abundant funds into the economy, while the federal government cut taxes and increased spending for defense and homeland security. Despite these measures, the economic recovery of 2002 has been tepid. Corporate profit growth has been poor, job creation nonexistent and growth catalysts notably absent. Investor hopes of imminent economic resurgence were thus frustrated. Looking forward, the pace of recovery likely will continue to be muted versus prior episodes, due to the high level of domestic private sector debt and the relatively low level of corporate capital spending expected.

Another headwind to the market's progress was the fact that stock prices, on average, were not trading at particularly cheap levels. The stock market has been relatively fully valued for much of the past two years, even as stock prices have deteriorated. Perhaps this serves as testament to severe overvaluations achieved at the height of the stock market bubble of 2000; perhaps it represents enduring investor optimism and complacency regarding future corporate prospects. Clearly, valuations have improved and the range of opportunities to invest in attractive stocks has expanded. However, investors' appetite for speculative trading and chronically overestimating corporate earnings prospects resembles some of the poor and ultimately damaging investment practices of the mania years. The excesses have not been fully wrung out, though the healing process appears to be well advanced.

A third reason for poor stock market performance was the notable lack of earnings growth in Corporate America. The rate of stock appreciation from current levels is critically dependent on the pace of earnings growth. We think corporate earnings will continue to make solid progress over the next few years as companies have restructured to become more efficient. As business grows, leverage in earnings should be much improved. Because stock valuations are historically high as measured by price/earnings ratios, we envision earnings growing faster than stock prices, allowing market valuations to trend toward more attractive levels. Companies that can deliver earnings, and are undervalued in the marketplace, should deliver solid returns. Many companies may not perform due to subpar earnings prospects and/or richly valued stock prices. Performance may be spottier than in past recoveries, due to the more subdued character of the current economic upswing.

And finally, we cannot contemplate the difficulties in the stock market during the past year without highlighting the scandalous corporate practices that have been exposed. It seems that the cycle of ethical behavior follows the cyclical pattern of markets. Bull markets breed hubris, greed and overreaching; bear markets rekindle the reckoning - humility, fear and puritanical ire. During the greatest bull market we have ever seen in our country, the level of egregious activity reached all-time highs. Accounting gimmickry, corporate misstatements and lies, investor deceptions, and the like - the list is long and likely to grow. What made it all possible was the willingness of all parties to let down their guard and suspend prudent judgment when times were flush. It is an eternal and inevitable cycle - one magnified in a capitalist system where the best, and worst, of human endeavor are able to assert themselves. While the deceptive and felonious practices we have witnessed cannot be condoned, they are one cost of an open and vibrant economic system that over time generates many more positive results for society. To a great degree, the malpractices are now widely recognized, all investor constituencies have their guard up and the process of redress is underway.

After a two-year decline in stock prices encompassing all industries and economic sectors, the spring seems wound tightly for a meaningful rebound. While odds favor a resumption of growth in share prices, we balance this observation with the fact that stock prices still are not, in general, very cheap, but rather normally valued. Demonstrated earnings growth will be critically important in stock price performance. Valuations have improved and the range of opportunities to invest in attractive stocks appears to have expanded. This is the type of environment in which our equity managers expect to add more value to our portfolios.

SUMMARY
The challenging financial market environment of the past year has been quite difficult on investors. Stock prices have declined for three straight years after the strong 1990's bull market, leading many to question their equity holdings. On the other hand, bond investors have fared very well as interest rates decreases have benefited their positions. In past communications, we have stressed that investors should hold a diversified portfolio of funds suited to meeting their individual investment goals. The effectiveness and importance of diversification and risk control have been reinforced by recent market returns. The same diversification strategies are appropriate in the future.

Looking ahead, we believe the platform for sustained economic recovery and improving corporate prospects is stronger than in many years. Given geopolitical concerns, lingering debt problems among consumers and still tenuous investor confidence, we still may not be totally out of the woods yet. However, the balance of risks appears to be shifting to a more constructive view as many economic and corporate problems are addressed. Time is the essential ingredient in resolving economic dislocations. While an immediate catalyst for a meaningful and sustained upswing in the economy and stock market remains elusive, time has been working in our favor. Corporations have improved their operations, while regulators have tightened oversight standards for business to prevent a repeat of poor governance issues paraded over the past two years. In this volatile environment, we have positioned our portfolio holdings to benefit from firming future trends. As business prospects return to more solid footing, our investment holdings will be poised to benefit.

We thank you for your continued support and look forward to effectively meeting your investment needs in the years ahead.

Sincerely,

/S/ THOMAS H. MACLEAY                                    /S/ JOSEPH M. ROB
   ------------------                                        -------------
   Thomas H. MacLeay                                         Joseph M. Rob
   Chairman                                                  President

FUND PERFORMANCE

Performance data for each Sentinel Variable Products Trust Fund is provided in this table. Financial data is contained in the following pages.

                                               For the period from
                                       01/01/02 through 12/31/02 12/31/02
                               -------------------------------------------------
                               Net Asset                 Capital
Sentinel Variable              Value Per    Income        Gain          Total
Products Trust Fund             Share      Dividends   Distributions    Return*
--------------------------------------------------------------------------------
COMMON STOCK                     $7.75       $0.10        $  --          -17.33%
--------------------------------------------------------------------------------
GROWTH INDEX                      6.17        0.04           --          -24.04
--------------------------------------------------------------------------------
MID CAP GROWTH                    5.83          --           --          -24.09
--------------------------------------------------------------------------------
SMALL COMPANY                     9.66        0.03          0.01         -13.92
--------------------------------------------------------------------------------
MONEY MARKET                      1.00        0.01           --            1.32
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STANDARD & Poor's 500 +            --          --            --          -22.09
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX ++     --          --        --               10.26

















 * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is no guarantee of future results.
 + An unmanaged index of stocks reflecting average prices in the stock market. ++ An unmanaged index of bonds reflecting average prices in the bond market.

 The Sentinel Variable Products Trust Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

               SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

OUR STOCK SELECTIONS GENERALLY OUTPERFORMED THE MARKET, GIVEN OUR FOCUS ON QUALITY COMPANIES.

The Sentinel Variable Products Trust Common Stock Fund returned -17.33% for the fiscal year ending December 31, 2002. This compared favorably to the returns of the Standard & Poor's 500 Index, which returned -22.09%, and the Standard & Poor's Barra Value Index, which returned -20.85% during the same period. It was a year in which all equity investment styles, encompassing the spectrum of stock market capitalizations, experienced negative results due to worries over the path of economic progress, as well as concerns about the terrorist threat and mounting war tensions with Iraq. While the Fund was adversely impacted in this difficult environment, we were able to cushion the market downside, and concurrently improve the quality and profile of the companies in the portfolio.


The Fund has always focused on owning a well-diversified portfolio of high quality, cash generating companies with sustainable business advantages. Given this focus, we were able to avoid the vast majority of contentious situations in the stock market that negatively impacted investors. The confluence of difficult issues outlined above tarnished even the most well constructed portfolios during this difficult year. Essentially, there were very few places to preserve value in a year when all equity investment styles experienced losses. The Fund's diverse holdings helped to temper stock-specific risks. Our stock selections generally outperformed the market, given our focus on quality companies. Sector emphasis provided additional positive value versus the Fund's benchmarks as we emphasized areas with consistent, sustainable earnings growth. The best-performing sectors in the Fund were energy, consumer staples, industrials and basic materials. Lagging sectors included financials, utilities and health care.


During 2002, stock market difficulties resulted from a number of lingering issues. Foremost was the unusually slow pace of the current economic recovery. Growth was more muted than normal, due to a lack of pent-up demand in many sectors of the economy. As result, we saw a notable lack of earnings growth in corporate America. We expect a pick-up in the momentum of earnings as business conditions firm up in the future, but this process may proceed more gradually than many investors expect. Another headwind to the market's progress was the fact that stock prices, on average, were not trading at particularly cheap levels. The stock market has been relatively fully valued for much of the past two years, even as stock prices have deteriorated. Recently, however, valuations have improved and the range of opportunities to invest in attractive stocks has expanded. And finally, difficulties in the stock market during the past year were accentuated as scandalous corporate practices were exposed. Investor confidence weakened as various revelations surfaced during the course of the year. Many poor practices are now widely understood and stock prices of transgressors have adjusted to the new realities.

Looking ahead, we believe the platform for sustained economic recovery and improving corporate earnings prospects is stronger than it has been in many years. Given geopolitical concerns, lingering debt problems among consumers and still-tenuous investor confidence, we may not be totally out of the woods yet. However, the balance of risks appears to be shifting to a more constructive view as many more individual stocks appear attractive, corporations have become much leaner in order to compete and investor expectations have moderated to more realistic levels. As we have noted consistently in our communications with policyholders, time is the essential ingredient in resolving economic dislocations. While an immediate catalyst for a meaningful and sustained upswing in the economy and stock market remains elusive, time has been working in our

               SVP                                                     S&P
              Common Stock Fund              S&P 500                Barra Value

 -      Nov-00      10,000                   10,000                   10,000
 1      Dec-00      10,500                   10,049                   10,514
 2      Jan-01      10,460                   10,405                   10,958
 3      Feb-01      10,140                    9,457                   10,232
 4      Mar-01       9,829                    8,858                    9,829
 5      Apr-01      10,480                    9,546                   10,495
 6      May-01      10,550                    9,610                   10,604
 7      Jun-01      10,029                    9,376                   10,261
 8      Jul-01      10,050                    9,284                   10,083
 9      Aug-01       9,599                    8,704                    9,501
10      Sep-01       8,978                    8,001                    8,599
11      Oct-01       9,079                    8,153                    8,600
12      Nov-01       9,489                    8,779                    9,146
13      Dec-01       9,650                    8,856                    9,285
14      Jan-02       9,497                    8,726                    9,031
15      Feb-02       9,568                    8,558                    8,949
16      Mar-02       9,954                    8,880                    9,408
17      Apr-02       9,507                    8,342                    8,937
18      May-02       9,507                    8,281                    8,973
19      Jun-02       8,837                    7,691                    8,408
20      Jul-02       8,096                    7,092                    7,499
21      Aug-02       8,126                    7,138                    7,551
22      Sep-02       7,385                    6,363                    6,689
23      Oct-02       7,801                    6,923                    7,244
24      Nov-02       8,309                    7,330                    7,752
25      Dec-02       7,977                    6,899                    7,349


ENDING VALUES ARE BASED UPON AN INITIAL INVESTMENT OF $10,000 AND THE SUBSEQUENT REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. FUND PERFORMANCE DATA INCLUDES ALL OPERATING EXPENSES BUT DOES NOT REFLECT ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF SUCH CHARGES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

* AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK MARKET.


------------------------
TOTAL RETURN -
THROUGH 12/31/02

Period
1 Year            (17.33)%
------------------------
Since
Inception+        (10.28)%
------------------------
+11/30/00
favor. Corporations have improved their operations, while regulators have tightened oversight standards for business to prevent a repeat of poor governance issues paraded over the past two years. We have strengthened the Fund's holdings in a volatile environment to benefit from firming future trends. We believe our holdings will be poised to benefit when the turn comes, and business prospects are on more solid footing.

We would like to thank you for your support and look forward to serving your investment needs in the years ahead.

/S/ VAN HARISSIS
    -----------------
    Van Harissis, CFA

/S/ DANIEL J. MANION
    ---------------------
    Daniel J. Manion, CFA


/S/ HILARY T. ROPER
    --------------------
    Hilary T. Roper, CFA

               SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

INVESTMENT IN SECURITIES
at December 31, 2002

                                                       SHARES           VALUE
                                                                       (Note 2)
--------------------------------------------------------------------------------
    COMMON STOCKS 93.0%
    CONSUMER DISCRETIONARY 7.2%
*   AOL Time Warner, Inc.                               26,900     $   352,390
*   Comcast - Class A                                    6,400         144,576
    Disney, Walt                                        19,063         310,918
    Gap Stores                                          22,000         341,440
    Hasbro, Inc.                                        15,000         173,250
    Home Depot                                           6,800         162,928
    Interpublic Group of Cos.                           20,000         281,600
*   Liberty Media Corp. -
      Class A                                           38,500         344,190
    Target Corp.                                         1,900          57,000
    Toys R Us                                           17,000         170,000
                                                                   -----------
                                                                     2,338,292
                                                                   -----------
    CONSUMER STAPLES 8.3%
    Campbell Soup                                        7,500         176,025
    ConAgra, Inc.                                       24,300         607,743
    General Mills, Inc.                                  4,300         201,885
    Kellogg Co.                                         10,000         342,700
    Kimberly-Clark Corp.                                 4,500         213,615
*   Kroger Co.                                          13,600         210,120
    Philip Morris Cos., Inc.                            14,000         567,420
    Sara Lee Corp.                                      15,639         352,034
                                                                   -----------
                                                                     2,671,542
                                                                   -----------
    ENERGY 11.3%
    Burlington Resources                                 4,392         187,319
    ChevronTexaco Corp.                                  6,097         405,329
*   Cooper Cameron Corp.                                 3,500         174,370
    Encana Corp.                                         6,200         192,820
    Exxon Mobil Corp.                                   20,816         727,311
    GlobalSantaFe Corp.                                 10,038         244,124
    Kerr Mcgee Corp.                                     7,100         314,530
    Murphy Oil Corp.                                     2,000          85,700
    Ocean Energy, Inc.                                   7,900         157,763
*   Pioneer Natural Resources                            6,400         161,600
    Royal Dutch Petroleum Co.                            5,902         259,806
    Schlumberger Ltd.                                    5,858         246,563
    Tidewater Inc.                                       4,500         139,950
*   Weatherford Int'l. Ltd.                              8,700         347,391
                                                                   -----------
                                                                     3,644,576
                                                                   -----------
    FINANCIALS 15.0%
    American Express Co.                                 8,813         311,540
    American Int'l. Group                                5,500         318,175
    Bank of New York                                    10,317         247,195
    Bank One Corp.                                       6,100         222,955
*   Berkshire Hathaway, Inc. -
      Class A                                                8         582,000
    Chubb Corp.                                          5,500         287,100
    Citigroup, Inc.                                     14,013         493,117
    Franklin Resources, Inc.                             5,000         170,400
    Marsh & McLennan Co.                                 7,000         323,470
    Morgan Stanley                                       4,000         159,680
    St. Paul Companies                                  10,000         340,500
*   Travelers Property
      Casualty Corp.- Class A                              605           8,863
*   Travelers Property
    Casualty Corp.- Class B                              1,243          18,210
         U.S. Bancorp                                   28,300         600,526
        Wachovia Corp.                                  10,200         371,688
          Wells Fargo                                    8,500         398,395
                                                                   -----------
                                                                     4,853,814
                                                                   -----------
    HEALTH CARE 14.2%
    Abbott Laboratories                                 11,000         440,000
*   Amgen, Inc.                                          2,900         140,186
    Bausch & Lomb, Inc.                                  5,000         180,000
    Bristol-Myers Squibb                                12,000         277,800
    C. R. Bard, Inc.                                     7,000     $   406,000
*   First Health Group Corp.                             4,400         107,140
*   Guidant Corp.                                       23,500         724,975
    Johnson & Johnson                                    5,500         295,405
    Lilly, Eli & Co.                                    10,900         692,150
    Medtronic, Inc.                                      3,100         141,360
    Merck & Co.                                          2,500         141,525
    Pharmacia Corp.                                     14,500         606,100
    Wyeth                                               11,708         437,879
                                                                   -----------
                                                                     4,590,520
                                                                   -----------
    INDUSTRIALS 14.6%
    Boeing Co.                                           8,000         263,920
    Canadian National
      Railway Co.                                        4,200         174,552
*   Convergys Corp.                                     20,000         303,000
    CSX Corp.                                           12,200         345,382
    Deere & Co.                                          8,500         389,725
    General Dynamics Corp.                               7,500         595,275
    General Electric Co.                                 4,460         108,601
    Honeywell International,
      Inc.                                               8,200         196,800
    ITT Industries, Inc.                                 4,700         285,243
    Lockheed Martin Corp.                                4,800         277,200
    Northrop Grumman Corp.                               1,600         155,200
*   Quanta Services, Inc.                               10,000          35,000
*   Republic Services, Inc.                             10,300         216,094
    Rockwell Automation, Inc.                            4,000          82,840
    Ryder System, Inc.                                  11,400         255,816
    Tyco Int'l. Ltd.                                    11,100         189,588
    Union Pacific Corp.                                  6,900         413,103
    United Technologies                                  6,700         414,998
                                                                   -----------
                                                                     4,702,337
                                                                   -----------
    INFORMATION TECHNOLOGY 5.9%
*   Agilent Technologies                                 8,687         156,019
*   Analog Devices, Inc.                                 7,500         179,025
*   BMC Software, Inc.                                   6,000         102,660
    Diebold, Inc.                                        5,000         206,100
*   Flextronics Int'l. Ltd.                              7,800          63,882
    Hewlett-Packard Co.                                  1,800          31,248
    Intel Corp.                                          2,018          31,420
    International Business
      Machines                                           3,000         232,500
*   LSI Logic Corp.                                      9,000          51,930
*   Microsoft Corp.                                      1,900          98,230
    Millipore Corp.                                      3,800         129,200
    Motorola, Inc.                                      17,200         148,780
*   Mykrolis Corp.                                       2,571          18,768
*   National Semiconductor                               2,800          42,028
    Scientific-Atlanta                                   3,100          36,766
    Teradyne, Inc.                                       8,800         114,488
    Texas Instruments                                   10,800         162,108
*   Waters Corp.                                         5,300         115,434
                                                                   -----------
                                                                     1,920,586
                                                                   -----------
    MATERIALS 8.5%
    Alcan, Inc.                                         13,300     $   392,616
    Dupont (E.I.) de Nemours                             7,051         298,962
    IMC Global, Inc.                                    24,800         264,616
    International Flavors
      & Fragrances                                       7,600         266,760
    International Paper                                 11,300         395,161
    MeadWestvaco Corp.                                  11,000         271,810
    Monsanto Company                                    12,773         245,880
*   Pactiv Corp.                                        20,300         443,758
    Rohm & Haas                                          5,000         162,400
                                                                   -----------
                                                                     2,741,963
                                                                   -----------
    TELECOMMUNICATION SERVICES 6.4%
    Alltel Corp.                                         4,000     $   204,000
    Bellsouth Corp.                                     10,000         258,700
    SBC Communications                                  21,000         569,310
    Verizon Communications                              23,000         891,250
    Vodafone Group plc
      (ADR)                                              8,500         154,020
                                                                   -----------
                                                                     2,077,280
                                                                   -----------
    UTILITIES 1.6%
    Dominion Resources, Inc.                             3,100         170,190
    Duke Energy Corp.                                   18,000         351,720
                                                                   -----------
                                                                       521,910
                                                                   -----------
    TOTAL COMMON STOCKS
      (Cost $34,532,984)                                            30,062,820
                                                                   -----------

--------------------------------------------------------------------------------
                                                   Principal Amount     Value
                                                     (M=$1,000)        (Note 2)
--------------------------------------------------------------------------------
    U.S. Government Agency
      Obligations 5.6%
    Federal Home Loan Bank
      Discount Note
      1.25%, 01/02/03
      (Cost $1,799,938)                                 1,800M       1,799,938
    Total Investments
      (Cost $36,332,922)**                                          31,862,758

    Excess of Other Assets
    Over Liabilities 1.4%                                              445,273
    Net Assets                                                     $32,308,031

 *  Non-income producing.
** Cost for federal income tax purposes is substantially similar. At December 31, 2002 unrealized depreciation for federal income tax purposes aggregated $4,470,164 of which $1,308,362 related to appreciated securities and $5,778,526 related to depreciated securities.
    (ADR) - American Depository Receipt See Notes to Financial Statements.

     The Sentinel Variable Products Trust Growth Index Fund seeks to match, as closely as possible before expenses,
               the performance of the S&P 500/BARRA Growth Index.

               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND

WE EXPECT A STEADY IMPROVEMENT IN THE ECONOMY AND IN CORPORATE PROFITS DURING 2003. IN SUCH AN ENVIRONMENT, WE EXPECT GROWTH STOCKS TO ATTRACT RENEWED INVESTOR INTEREST.

After rebounding strongly during the final quarter of 2001, growth stocks underperformed the broader market during the first three months of the fiscal year ending December 31, 2002, as investors moved into stocks with highly predictable earnings. They continued to prefer the more defensive sectors of the market, including energy and consumer staples stocks, during the middle part of the year. This shift away from the more volatile growth sectors, such as technology and telecommunications, contributed to the negative performance of growth stocks during the 12-month period.

Growth stocks recovered some of their losses late in the fiscal year. This recovery followed the Federal Reserve's aggressive easing of monetary policy and some early signs of stabilization in the economy. Reflecting this, the Fund was up 7% during the last three months of the year.

The Sentinel Variable Products Growth Index Fund declined 24.04% for the fiscal year ending December 31, 2002, in line with the 23.6% decline for the S&P 500 / Barra Growth Index.

Looking ahead, we expect a steady improvement in the economy and in corporate profits during 2003. In such an environment, we expect growth stocks to attract renewed interest from investors.


/S/ ROBERT L. LEE
    ------------------
    Robert L. Lee, CFA


/S/ CHARLES C. SCHWARTZ
    ------------------------
    Charles C. Schwartz, CFA



ENDING VALUES ARE BASED UPON AN INITIAL INVESTMENT OF $10,000 AND THE SUBSEQUENT REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. FUND PERFORMANCE DATA INCLUDES ALL OPERATING EXPENSES BUT DOES NOT REFLECT ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF SUCH CHARGES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                          SVP
                   Growth Index                    S&P Barra Growth

  -     Nov-00             10,000                      10,000
  1     Dec-00              9,464                       9,567
  2     Jan-01              9,724                       9,840
  3     Feb-01              8,584                       8,684
  4     Mar-01              7,803                       7,902
  5     Apr-01              8,494                       8,607
  6     May-01              8,514                       8,628
  7     Jun-01              8,373                       8,511
  8     Jul-01              8,353                       8,489
  9     Aug-01              7,783                       7,919
 10     Sep-01              7,263                       7,386
 11     Oct-01              7,533                       7,659
 12     Nov-01              8,193                       8,338
 13     Dec-01              8,192                       8,350
 14     Jan-02              8,182                       8,337
 15     Feb-02              7,931                       8,091
 16     Mar-02              8,122                       8,284
 17     Apr-02              7,530                       7,691
 18     May-02              7,380                       7,542
 19     Jun-02              6,778                       6,937
 20     Jul-02              6,457                       6,604
 21     Aug-02              6,498                       6,646
 22     Sep-02              5,826                       5,958
 23     Oct-02              6,357                       6,509
 24     Nov-02              6,658                       6,825
 25     Dec-02              6,223                       6,381


ENDING VALUES ARE BASED UPON AN INITIAL INVESTMENT OF $10,000 AND THE SUBSEQUENT REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. FUND PERFORMANCE DATA INCLUDES ALL OPERATING EXPENSES BUT DOES NOT REFLECT ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF SUCH CHARGES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

* AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK MARKET.

"S&P 500/BARRA Growth" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National Life Investment Management Company, Inc. Sentinel Variable Products Trust Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Variable Products Trust Growth Index Fund.


------------------------------
TOTAL RETURN -
Through 12/31/02

Period
1 Year                  -24.04%
------------------------------
Since Inception+        -20.36%
------------------------------
+11/30/00

SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND
Investment in Securities at December 31, 2002

--------------------------------------------------------------------------------
                                                       SHARES           VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------

    COMMON STOCKS 99.3%
    CONSUMER DISCRETIONARY  12.0%
*   AutoZone, Inc.                                         110        $  7,772
*   Bed Bath & Beyond, Inc.                                310          10,704
*   Best Buy Co., Inc.                                     340           8,211
    Dollar General                                         350           4,182
    Dow Jones & Co.                                         86           3,718
    Ebay, Inc.                                             330          22,381
    Family Dollar Stores, Inc.                             180           5,618
    Gap, Inc.                                              940          14,589
    Harley-Davidson, Inc.                                  331          15,292
*   International Game
      Technology                                           100           7,592
*   Kohls Corp.                                            365          20,422
    Lowe's Companies                                       840          31,500
    Mattel, Inc.                                           470           9,000
    Maytag Corp.                                            80           2,280
    McGraw-Hill Cos.                                       210          12,692
    Meredith Corp.                                          50           2,055
    Newell Rubbermaid, Inc.                                290           8,796
    New York Times Co.-
      Class A                                              160           7,317
    Omnicom Group, Inc.                                    204          13,178
    Radioshack Corp.                                       179           3,354
*   Staples, Inc.                                          500           9,150
*   Starbucks Corp.                                        410           8,356
    Target Corporation                                     980          29,400
    Tiffany & Co.                                          150           3,587
    TJX Companies                                          560          10,931
    Tupperware Corp.                                        61             920
*   Univision Communications,
      Inc.                                                 240           5,880
    Wal-Mart Stores                                      4,741         239,468
    Whirlpool Corp.                                         70           3,655
*   Yum! Brands, Inc.                                      314           7,605
                                                                   -----------
                                                                       529,605
                                                                   -----------
    CONSUMER STAPLES  16.6%
    Anheuser-Busch Co.                                     921          44,576
    Avon Products, Inc.                                    256          13,791
    Brown Forman Corp. -
      Class B                                               80           5,229
    Campbell Soup Co.                                      434          10,186
    Clorox Co.                                             240           9,900
    Coca-Cola Co.                                        2,665         116,780
    Colgate Palmolive                                      575          30,147
*   Del Monte Foods Co.                                      1               4
    General Mills, Inc.                                    401          18,827
    Gillette Co.                                         1,129          34,276
    Heinz, H.J.                                            374          12,293
    Hershey Foods Corp.                                    150          10,116
    Kellogg Co.                                            435          14,907
    Kimberly-Clark Corp.                                   550          26,108
    Pepsi Bottling Group                                   300           7,710
    PepsiCo, Inc.                                        1,860          78,529
    Philip Morris Cos., Inc.                             2,220          89,977
    Procter & Gamble                                     1,400         120,316
    Sara Lee Corp.                                         832          18,728
    Sysco Corp.                                            704          20,972
    UST, Inc.                                              186           6,218
    Walgreen Co.                                         1,096          31,992
    Wrigley (Wm.) Jr. Co.                                  240          13,171
                                                                   -----------
                                                                       734,753
                                                                   -----------
    ENERGY  0.1%
*   B.J. Services Co. 170                                                5,493
                                                                   -----------

    FINANCIALS  5.7%
    American Express Co.                                 1,410     $    49,844
    Fannie Mae                                           1,070          68,833
    Fifth Third Bancorp                                    620          36,301
    Marsh & McLennan Co.                                   580          26,802
    Mellon Financial Corp.                                 460          12,011
    Moody's Corp.                                          166           6,854
    North Fork Bankcorp, Inc.                              170           5,736
    Progressive Corp. Ohio Co.                             240          11,911
    Schwab (Charles) Corp.                               1,443          15,657
    SLM Corp.                                              172          17,864
                                                                   -----------
                                                                       251,813
                                                                   -----------
    HEALTH CARE  27.1%
    Abbott Laboratories                                  1,683          67,320
    Allergan, Inc.                                         140           8,067
*   Amgen, Inc.                                          1,382          66,806
    Applera Corp. -
      Applied Biosystems                                   220           3,859
    Baxter Int'l.                                          640          17,920
*   Biogen, Inc.                                           159           6,370
    Biomet, Inc.                                           280           8,025
*   Boston Scientific Corp.                                440          18,709
    Bristol-Myers Squibb Co.                             2,083          48,221
    Cardinal Health, Inc.                                  475          28,115
*   Chiron Corp.                                           200           7,520
*   Forest Labs, Inc. - Class A                            202          19,840
*   Guidant Corp.                                          323           9,965
    HCA, Inc.                                              550          22,825
    IMS Health, Inc.                                       298           4,768
    Johnson & Johnson                                    3,197         171,711
    Lilly, Eli & Co.                                     1,209          76,772
*   MedImmune, Inc.                                        271           7,363
    Medtronic, Inc.                                      1,316          60,010
    Merck & Co.                                          2,411         136,487
    Pfizer, Inc.                                         6,621         202,404
    Pharmacia Corp.                                      1,390          58,102
    Schering-Plough                                      1,568          34,810
*   St. Jude Medical, Inc.                                 190           7,547
    Stryker Corp.                                          210          14,095
*   UnitedHealth Group, Inc.                               330          27,555
    Wyeth                                                1,422          53,183
*   Zimmer Holdings, Inc.                                  211           8,761
                                                                   -----------
                                                                     1,197,130
                                                                   -----------
    INDUSTRIALS 12.3%
    3M Company                                             420          51,786
*   Apollo Group, Inc.- Class A                            190           8,360
    Automatic Data Processing                              643          25,238
    Avery Dennison Corp.                                   119           7,269
    Cintas Corp.                                           180           8,235
*   Concord EFS, Inc.                                      540           8,500
    Deluxe Corp.                                            70           2,947
    Emerson Electric Co.                                   450          22,883
    Equifax, Inc.                                          145           3,355
    First Data Corp.                                       810          28,682
*   Fiserv, Inc.                                           205           6,960
    General Electric Co.                                10,687         260,228
    H & R Block, Inc.                                      190           7,638
    Paychex, Inc.                                          398          11,104
    Pitney Bowes, Inc.                                     250           8,165
*   Robert Half Int'l., Inc.                               180           2,900
    Rockwell Collins, Inc.                                 190           4,419
    United Parcel Service -
      Class B                                            1,200          75,696
                                                                   -----------
                                                                       544,365
                                                                   -----------

    INFORMATION TECHNOLOGY  21.6%
    Adobe Systems, Inc.                                    247     $     6,153
*   Altera Corp.                                           402           4,961
*   Analog Devices, Inc.                                   389           9,285
*   Applied Materials                                    1,770          23,063
*   Avaya, Inc.                                            380             931
*   Cisco Systems, Inc.                                  7,756         101,604
*   Citrix Systems, Inc.                                   180           2,218
*   Dell Computer Corp.                                  2,783          74,417
*   Electronic Arts, Inc.                                  150           7,466
    Intel Corp.                                          7,113         110,749
    International Business
      Machines                                           1,814         140,585
*   Intuit, Inc.                                           220          10,322
*   KLA-Tencor Corp.                                       200           7,074
*   Lexmark Int'l., Inc. - Class A                         138           8,349
    Linear Technology                                      335           8,616
    Lucent Technologies, Inc.                            3,680           4,637
*   Maxim Integrated Products                              340          11,233
*   Mercury Interactive Corp.                               92           2,728
*   Microsoft Corp.                                      5,743         296,913
    Millipore Corp.                                         55           1,870
*   Network Appliance, Inc.                                356           3,560
*   Oracle Corp.                                         5,748          62,078
*   PMC-Sierra, Inc.                                       170             945
*   QLogic Corp.                                           100           3,451
*   Qualcomm, Inc.                                         845          30,750
*   Waters Corp.                                           140           3,049
*   Xilinx, Inc.                                           354           7,292
*   Yahoo!, Inc.                                           632          10,333
                                                                   -----------
                                                                       954,632
                                                                   -----------
    MATERIALS  0.9%
*   American Standard Cos., Inc.                            80           5,691
    Ball Corp.                                              60           3,071
    Ecolab, Inc.                                           140           6,930
*   Freeport McMoran Copper
      & Gold - Class B                                     150           2,517
    International Flavors
      & Fragrances                                         100           3,510
    Pactiv Corp.                                           170           3,716
    Praxair, Inc.                                          180          10,399
    Sigma Aldrich Corp.                                     80           3,896
                                                                   -----------
                                                                        39,730
                                                                   -----------
    TELECOMMUNICATION SERVICES  3.0%
*   Nextel Communications                                1,034          11,943
*   Sprint Corp. (PCS Group)                             1,073           4,700
    Verizon Communications                               2,940         113,925
                                                                   -----------
                                                                       130,568
                                                                   -----------
    TOTAL COMMON STOCKS
      (Cost $5,215,775)**                                            4,388,089

    EXCESS OF OTHER ASSETS
     OVER LIABILITIES 0.7%                                              29,732
                                                                   -----------
         NET ASSETS                                                $ 4,417,821
                                                                   ===========

 * Non-income producing.
** Cost for federal income tax purposes is substantially similar. At
   December 31, 2002 net unrealized depreciation for federal income tax purposes aggregated $827,686 of which $125,941 related to appreciated securities and $953,627 related to depreciated securities.

See Notes to Financial Statements.

THE SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND SEEKS GROWTH OF CAPITAL
        BY FOCUSING ON COMMON STOCKS OF MID-SIZED GROWING COMPANIES WITH
                      EXPERIENCED AND CAPABLE MANAGEMENTS.

SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

A 30-MONTH BEAR MARKET HAS BROUGHT PRICE/EARNINGS RATIOS BACK TO ATTRACTIVE LEVELS, ESPECIALLY WHEN ONE FACTORS IN LOW INTEREST RATES, THE POSSIBILITY OF A LEVERAGED REBOUND IN PROFITS AND THE HIGHER QUALITY OF TODAY'S EARNINGS.


The Sentinel Variable Product Mid Cap Growth Fund returned -24.09% for the fiscal year ending December 31, 2002. The Fund's return compared favorably to the -27.4% return of the Russell Mid Cap Growth Index.

Early in the year, the Fund benefited from an overweighting in technology stocks. Its position was reduced during the first few weeks of 2002 as data began to show a lack of economic vigor. The portfolio also benefited from an overweighted position in consumer cyclical stocks, particularly in the retail industry. Consumer spending was one of the few bright spots in the economy during the fiscal year and, as a result, housing and retail stocks were strong contributors to the Fund's performance. The portfolio also benefited from a move into stocks of high quality companies with predictable earnings and attractive valuations. These stocks proved to be strong performers throughout the fiscal year, as investors sought out less risky companies in a market environment that remained unsettled.

A number of factors combined to hurt stocks from April through June, including doubts about the pace of the economic recovery, concerns about accounting fraud, fears about terrorism, and continued earnings warnings from corporations. The strongest-performing sectors were defensive sectors such as energy, consumer staples and basic materials. The Fund benefited from its defensive posture during this period. Underweighted positions in technology and telecommunications stocks, along with overweighted positions in consumer, financial and industrial stocks, all contributed to the Fund's favorable performance relative to the indices. Strong stock selection in technology, consumer, health care, and financial stocks also contributed to performance. Weakness was concentrated in the more volatile sectors of the portfolio, particularly in semiconductor-related and biotech stocks.

The pattern of returns was very similar during July, August and September. Again, the strongest-performing areas of the market were defensive sectors such as health care and consumer staples, while technology performed poorly. The portfolio benefited from an overweighting in consumer staples, but was hurt by an underweighting in telecommunications stocks. The Fund also was helped by strong stock selection in technology and business services, as stocks such as Apollo Group performed very well. Semiconductor-related and retail stocks underperformed during this period.

The market environment improved significantly during the last quarter of the year as investors began to adjust to aggressive easing moves by the Federal Reserve and to early promising signs of stabilization in the economy. The portfolio lagged the sharp rebound in the Russell Mid Cap Growth Index during this time, due to our overweighting in health care issues. However, the Fund was up 3.4% during the fourth quarter and we moved to reposition the portfolio for what we believe will be an improving environment for growth stocks in 2003.

Looking ahead, we are more optimistic about the near-term outlook. A 30-month bear market has brought price/earnings ratios back to attractive levels, especially when one factors in low interest rates, the possibility of a leveraged rebound in profits and the higher quality of today's earnings. We believe earnings are of relatively high quality today because of the low level of inflation, which means that earnings are not inflated by inventory gains or by understated depreciation, and because of a higher level of scrutiny now being applied to earnings by corporate managements, accountants and research analysts.

                       SVP                    Mid 400               Russell
                  Mid Cap Growth            Barra Growth           Midcap Growth

   -      Nov-00      10,000                   10,000                   10,000
   1      Dec-00      10,140                   10,507                   10,527
   2      Jan-01      10,740                   10,507                   11,128
   3      Feb-01       8,350                    9,645                    9,203
   4      Mar-01       7,410                    8,599                    7,886
   5      Apr-01       8,920                    9,766                    9,201
   6      May-01       8,930                   10,032                    9,157
   7      Jun-01       8,800                    9,939                    9,162
   8      Jul-01       8,270                    9,643                    8,544
   9      Aug-01       7,460                    9,204                    7,925
  10      Sep-01       5,840                    7,935                    6,615
  11      Oct-01       6,740                    8,543                    7,311
  12      Nov-01       7,550                    9,303                    8,098
  13      Dec-01       7,680                    9,670                    8,405
  14      Jan-02       7,690                    9,570                    8,132
  15      Feb-02       7,260                    9,360                    7,671
  16      Mar-02       7,620                   10,004                    8,257
  17      Apr-02       7,440                    9,746                    7,820
  18      May-02       7,250                    9,587                    7,586
  19      Jun-02       6,760                    8,703                    6,749
  20      Jul-02       6,120                    7,921                    6,093
  21      Aug-02       6,010                    7,930                    6,072
  22      Sep-02       5,640                    7,436                    5,590
  23      Oct-02       6,000                    7,782                    6,023
  24      Nov-02       6,210                    8,186                    6,494
  25      Dec-02       5,830                    7,817                    6,102


ENDING VALUES ARE BASED UPON AN INITIAL INVESTMENT OF $10,000 AND THE SUBSEQUENT REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. FUND PERFORMANCE DATA INCLUDES ALL OPERATING EXPENSES BUT DOES NOT REFLECT ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF SUCH CHARGES, TOTAL RETURNS WOULD HAVE BEEN LOWER. pAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

* GROUPS OF MUTUAL FUNDS WITH SIMILAR INVESTMENT OBJECTIVES WHICH ARE DIRECTLY AVAILABLE TO THE PUBLIC AND ARE TRACKED, RESPECTIVELY, BY MORNINGSTAR, INC. AND LIPPER ANALYTICAL SERVICES, INC.

** AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK MARKET.


-----------------------------
TOTAL RETURN -
Through 12/31/02
Period
1 Year                 -24.09%
-----------------------------
Since
Inception+             -22.82%
-----------------------------
+11/30/00

As we promised last year, we will continue to emphasize high-return, dominant companies in growth industries, and we will strive to limit the downside in difficult market environments while standing ready to quickly position the Fund to perform well in bull markets. We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.

/S/ ROBERT L. LEE
    ------------------
    Robert L. Lee, CFA

              SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

INVESTMENT IN SECURITIES
AT DECEMBER 31, 2002

                                                        SHARES          VALUE
                                                                       (NOTE 2)
--------------------------------------------------------------------------------

    COMMON STOCKS 95.5%
    CONSUMER DISCRETIONARY 22.8%
*   Amazon.com, Inc.                                     7,700       $ 145,453
*   American Axle & Mfg.
     Holdings, Inc.                                      9,700         227,174
*   AutoZone, Inc.                                       1,000          70,650
*   Bed Bath & Beyond, Inc.                              5,300         183,009
*   Best Buy Co., Inc.                                   6,800         164,220
*   Chico's FAS, Inc.                                    3,800          71,858
*   Coach, Inc.                                          8,900         292,988
*   Ebay, Inc.                                           2,600         176,332
*   Garmin Ltd.                                          2,200          64,460
*   Group 1 Automotive, Inc.                             4,500         107,460
*   GTECH Holdings Corp.                                 9,000         250,740
*   Jones Apparel Group, Inc.                            6,300         223,272
    Lancaster Colony Corp.                               5,700         222,756
    Lennar Corp.                                         1,500          77,400
*   Mohawk Industries, Inc.                              3,700         210,715
*   NVR, Inc.                                              300          97,650
    Ross Stores, Inc.                                    4,900         207,711
*   Staples, Inc.                                        7,400         135,420
*   Starbucks Corp.                                      7,300         148,774
*   Timberland Co.                                       6,800         242,148
    TJX Companies                                       15,100         294,752
*   Weight Watchers Int'l.                               5,400         248,238
                                                                   -----------
                                                                     3,863,180
                                                                   -----------
    CONSUMER STAPLES  4.7%
    Adolph Coors Co. - Class B                           1,800         110,250
    Dial Corp.                                           6,700         136,479
*   NBTY, Inc.                                          24,500         430,710
    Smucker (J.M.) Co.                                   3,077         122,495
                                                                   -----------
                                                                       799,934
                                                                   -----------
    ENERGY  8.0%
*   B.J. Services Co.                                    6,700         216,477
*   Cooper Cameron Corp.                                 1,100          54,802
    Murphy Oil Corp.                                    10,800         462,780
    Ocean Energy, Inc.                                   9,800         195,706
*   Smith Int'l., Inc.                                   5,800         189,196
    Tidewater, Inc.                                      1,600          49,760
*   Weatherford Int'l. Ltd.                              1,100          43,923
    XTO Energy, Inc.                                     5,800         143,260
                                                                   -----------
                                                                     1,355,904
                                                                   -----------
    FINANCIALS  7.1%
    East West Bancorp, Inc.                              6,900         248,952
    Moody's Corp.                                        4,200         173,418
    Renaissancere Holdings
      Ltd.                                               6,000         237,600
    SLM Corp.                                            1,900         197,334
    UCBH Holdings, Inc.                                  1,800          76,410
    Wilmington Trust Corp.                               8,500         269,280
                                                                   -----------
                                                                     1,202,994
                                                                   -----------
    HEALTH CARE 15.7%
*   Amgen, Inc.                                          5,000         241,700
*   Apria Healthcare
      Group, Inc.                                        5,200         115,648
*   Barr Laboratories                                    1,600         104,144
*   Express Scripts, Inc.                                1,400          67,256
*   First Health Group Corp.                             6,600         160,710
*   Forest Labs, Inc.                                    3,100         304,482
*   Gilead Sciences, Inc.                               10,300         350,200
*   Henry Schein, Inc.                                  2,000          90,000
*   Human Genome
      Sciences, Inc.                                    11,000          96,910
*   LifePoint Hospitals, Inc.                            2,400          71,835
*   Lincare Holdings, Inc.                               6,000         189,720
*   MedImmune, Inc.                                      6,800         184,756
*   Myriad Genetics, Inc.                               12,300     $   179,580
*   St. Jude Medical, Inc.                               1,000          39,720
    Stryker Corp.                                        4,500         302,040
*   Universal Health
     Services, Inc.                                      2,400         108,240
*   Zimmer Holdings, Inc.                                1,300          53,976
                                                                   -----------
                                                                     2,660,917
                                                                   -----------
    INDEX  6.1%
    BioTech HOLDRs Trust                                 5,400         456,624
    MidCap SPDR Trust
      Series 1                                           4,700         369,655
    Semiconductor HOLDRs
      Trust                                              9,000         199,800
                                                                   -----------
                                                                     1,026,079
                                                                   -----------
    INDUSTRIALS  11.5%
    AMETEK, Inc.                                         9,100         350,259
*   Apollo Group, Inc.                                   7,500         330,000
    C.H. Robinson
      Worldwide, Inc                                     5,900         184,080
    Deluxe Corp.                                         4,300         181,030
    Donaldson Co., Inc.                                  7,800         280,800
    H & R Block, Inc.                                    6,900         277,380
*   Republic Services, Inc.                             13,200         276,936
    Ryder System, Inc.                                   3,300          74,052
                                                                   -----------
                                                                     1,954,537
                                                                   -----------
    INFORMATION TECHNOLOGY  18.5%
*   Affiliated Computer
      Services, Inc.                                     7,300         384,345
*   Cisco Systems, Inc.                                 28,400         372,040
*   Dell Computer Corp.                                  8,300         221,942
    Hewlett-Packard Co.                                 18,500         321,160
    Intel Corp.                                          9,100         141,687
*   Lexmark Int'l Group, Inc. -
      Class A                                            7,400         447,700
    Methode Electronics, Inc. -
      Class A                                            7,600          83,372
    Microchip Technology,
      Inc.                                              11,300         276,285
*   Novellus Systems, Inc.                               9,900         277,992
*   Oracle Corp.                                         9,500         102,600
*   Research In Motion Ltd.                              9,400         123,328
*   RF Microdevices, Inc.                               18,900         138,537
*   Symantec Corp.                                       6,300         254,835
                                                                   -----------
                                                                     3,145,823
                                                                   -----------
    TELECOMMUNICATION SERVICES 1.1%
*   Nextel Communications, Inc. -
     Class A                                            15,800         182,490
    TOTAL COMMON STOCKS
     (Cost $16,101,891)**                                           16,191,858


    EXCESS OF OTHER ASSETS
     OVER LIABILITIES 4.5%                                             771,519
                                                                   -----------
    NET ASSETS                                                     $16,963,377
                                                                   ===========


 *  Non-income producing.
** Cost for federal income tax purposes is substantially similar. At December 31, 2002 net unrealized appreciation for federal income tax purposes aggregated $89,967 of which $1,032,094 related to appreciated securities and $942,127 related to depreciated securities.


See Notes to Financial Statements.

THE SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND SEEKS MAXIMUM LONG-TERM
  GROWTH OF CAPITAL THROUGH PRIMARY INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF
           COMMON STOCKS ISSUED BY SMALL AND MEDIUM-SIZED COMPANIES.

SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND

WE SEEK OUT THOSE COMPANIES WITH GOOD BUSINESS MODELS THAT EARN BETTER-THAN-AVERAGE RETURNS FOR THEIR SHAREHOLDERS WITH BELOW-AVERAGE FINANCIAL RISK.

Markets have a habit of surprising the majority of investors, and three down years in a row certainly was unexpected by many. This year's downdraft continued the reversion-to-mean valuations that started for most stocks in 1998, and began in earnest for the "bubble" stocks in 2000. Contributing to this normalization of valuations were several serious geopolitical issues, including the potential for war with Iraq and related higher energy prices. The combination of a muted domestic economic recovery, the threat of deflation from China's low-cost manufacturing ability, India's similar role for services and excessive debt buildup by corporations and consumers, began to worry investors. While China and India are exporting deflation through a competitive advantage with wages, the growing demand for energy and other basic materials from these two highly populated countries also may create selected inflationary pressures. Some noteworthy accounting, governance and insider trading scandals didn't help investor psychology, either. Renewed deficit spending, in large part to fund homeland security and defense, also may begin to crowd out investment in the private economy. Indeed, we may not have seen such a simultaneous aggregation of scandal and geopolitical and economic risks for several generations. While the worst of the scandal news is probably behind us, a high-risk environment for investors is still present. As this fiscal year draws to a close, we also wonder if these extraordinary circumstances do not also increase the potential for mistakes in such areas as monetary, fiscal or currency policy. Some would argue that these risks might already be discounted by stock prices; then again, a fourth down year for stocks probably would be more unexpected than was this year's sharply negative performance.


The Fund was not immune to these market and economic woes. Because it remained well diversified and was nearly fully invested at all times, it had some exposure to the weakest sectors and to economically sensitive companies. Nevertheless, its -13.92% return outperformed both the -20.48% return of the Russell 2000 Stock Index, its most accurate benchmark, and the -14.62% return of the Standard & Poor's 600 Stock Index. Since inception performance, shown by the graph below, shows the Fund continuing to outperform the Russell Index, while very slightly lagging the S&P 600.

The Fund's overall favorable performance relative to the markets is a direct result of our disciplined investment process, which strives to buy superior companies at a discount to their "fair" or intrinsic value. By focusing on stocks of superior companies, we strive to manage business risk. We seek out those companies with good business models that earn better-than-average returns for their shareholders with below-average financial risk. Our focus on buying stocks at a discount and selling overpriced stocks also has helped the Fund minimize valuation risk.

We believe that valuation is beginning to count, and dividends probably will soon matter to most investors. A more evenly matched balance between supply and demand for equities, as well as some financial Darwinism within the investment management industry, ought to make valuation-sensitive approaches increasingly popular and thus relatively rewarding - that is, until they become too popular. The potential for tax law reform and an increased recognition of the importance of the dividend component in past equity returns should help improve demand for dividend yield.

As small-cap investors, we typically do not focus on dividends. However, our process frequently identifies growing companies that have the ability to pay dividends. This ability is a function of cash flow generation, an attribute on which we have always been intensely focused. Indeed, we already own many good companies that have historically grown modest dividends in line with the growth of earnings. It would surprise us if these stocks do not become more popular over the next couple of years.


               SVP
                 Small Company              S&P 600                 Russell 2000

 -      Nov-00      10,000                   10,000                   10,000
 1      Dec-00      10,740                   11,232                   10,864
 2      Jan-01      11,120                   11,713                   11,429
 3      Feb-01      10,109                   10,999                   10,680
 4      Mar-01       9,519                   10,495                   10,158
 5      Apr-01      10,490                   11,295                   10,952
 6      May-01      10,750                   11,511                   11,220
 7      Jun-01      10,730                   11,932                   11,603
 8      Jul-01      10,590                   11,733                   10,991
 9      Aug-01      10,550                   11,466                   10,636
10      Sep-01       9,359                    9,916                    9,206
11      Oct-01      10,049                   10,445                    9,746
12      Nov-01      10,710                   11,209                   10,501
13      Dec-01      11,314                   11,967                   11,150
14      Jan-02      11,274                   12,072                   11,034
15      Feb-02      11,124                   11,864                   10,732
16      Mar-02      11,937                   12,801                   11,595
17      Apr-02      12,077                   13,163                   11,701
18      May-02      11,816                   12,618                   11,182
19      Jun-02      11,084                   11,966                   10,626
20      Jul-02       9,969                   10,276                    9,021
21      Aug-02       9,929                   10,374                    8,998
22      Sep-02       9,317                    9,739                    8,352
23      Oct-02       9,487                   10,051                    8,620
24      Nov-02       9,989                   10,574                    9,388
25      Dec-02       9,739                   10,217                    8,866


ENDING VALUES ARE BASED UPON AN INITIAL INVESTMENT OF $10,000 AND THE SUBSEQUENT REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. FUND PERFORMANCE DATA INCLUDES ALL OPERATING EXPENSES BUT DOES NOT REFLECT ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF SUCH CHARGES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

* AN UNMANAGED INDEX OF STOCKS REFLECTING AVERAGE PRICES IN THE STOCK MARKET.

-------------------------
Total Return -
Through 12/31/02

Period
1 Year             -13.92%
-------------------------
Since
Inception+          -1.26%
-------------------------
+11/30/00

High-risk environments such as today's have historically produced terrific buying opportunities in stocks - at some point. Surprisingly, valuations for most good small-cap companies still do not suggest we have hit a major secular bottom. They do not appear to be discounting a high-risk environment. Investor fear of missing a rally still seems greater than the fear of losing money. Just as it took the marketplace many years, from the mid 1980s to the mid 1990s, to fully discount decreasing inflation, investors now might still be in the early stages of discounting the risks associated with deflationary forces emanating from China and India, our consumer and corporate debt burdens and the overall costs of homeland security and defense. Worse, investors may not be willing to demonstrate much tolerance for a serious and unexpected negative surprise. Thus, from a buyer's perspective, we probably have yet to see the best valuations. Perhaps we have more work to do on the downside. Maybe the market will trade sideways in a range for a few years as earnings power catches up with current valuations and risks dissipate. Either way, we will continue to do our very best to own superior companies that are priced below our assessment of what they are truly worth. At the same time, we don't want to compromise our disciplined approach on either quality or price, for the sake of being completely invested at the end of a quarter.

I am pleased to inform our shareholders that we will be expanding the Fund's investment team. Reflecting Sentinel's commitment to excellence, we are investing in additional analytical talent to help us manage the Fund's asset growth. Currently, we are in the process of recruiting an additional Equity Analyst to join the team. We are talking to several outstanding candidates and expect one of these to join Chuck Schwartz and myself in early 2003.

We also want to take this opportunity to thank you for the confidence you have demonstrated by giving us the privilege to manage your money.

/s/ Scott T. Brayman
    ---------------------
    Scott T. Brayman, CFA

              SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND

INVESTMENT IN SECURITIES
at December 31, 2002

                                                        SHARES           VALUE
                                                                       (Note 2)
--------------------------------------------------------------------------------

    COMMON STOCKS 87.5%
    Consumer Discretionary 12.7%
    Applebee's Int'l., Inc.                              9,000      $  208,719
    Bob Evans Farms, Inc.                               10,500         245,175
    Fred's, Inc.                                         8,400         215,880
*   Gentex Corp.                                         2,800          88,592
    Harman Int'l. Industries                             3,000         178,500
    Harte-Hanks, Inc.                                    8,000         149,360
*   Jack in the Box, Inc.                                7,800         134,862
    Lancaster Colony Corp.                               8,500         332,180
    Lee Enterprises, Inc.                                7,800         261,456
*   Nautica Enterprises, Inc.                           18,000         199,980
    Polaris Industries, Inc.                             1,500          87,900
    Regis Corp.                                          8,100         210,519
    Ruby Tuesday, Inc.                                  10,500         181,545
*   Timberland Co.                                       5,500         195,855
    Unifirst Corp.                                       9,000         181,800
                                                                   -----------
                                                                     2,872,323
                                                                   -----------
    CONSUMER STAPLES 6.3%
    Casey's General Stores                              28,500         347,985
    Church & Dwight, Inc.                               11,300         343,859
*   Hain Celestial Group, Inc.                          22,700         345,040
    Sensient Technologies
      Corp.                                             17,000         381,990
                                                                   -----------
                                                                     1,418,874
                                                                   -----------
    ENERGY  5.4%
    Cabot Oil & Gas Corp. -
      Class A                                           15,000         371,700
    Carbo Ceramics, Inc.                                 4,300         144,910
*   Newfield Exploration Co.                             6,300         227,115
*   Stone Energy Corp.                                  11,300         376,968
*   TETRA Technologies, Inc.                             4,900         104,713
                                                                     1,225,406
    FINANCIALS 11.4%
    Arthur J. Gallagher & Co.                           11,300         331,994
    Chateau Communities                                 11,700         268,515
    East West Bancorp, Inc.                              5,000         180,400
    Fulton Financial Corp. PA                           13,500         238,410
    HCC Insurance
    Holdings, Inc.                                      17,500         430,500
    Liberty Property Trust                               4,500         143,730
    Sun Community, Inc.                                  8,700         318,159
    UCBH Holdings, Inc.                                  2,800          118,860
    Waddell & Reed Financial,
      Inc. - Class A                                    19,800         389,466
    Wilmington Trust Corp.                               5,700         180,576
                                                                   -----------
                                                                     2,600,610
                                                                   -----------
    HEALTH CARE 14.5%
*   Diversa Corp.                                       12,000         108,600
*   First Health Group Corp.                            12,100         294,635
*   Genencor Int'l., Inc.                               12,200         119,316
*   Idexx Laboratories, Inc.                             5,600         186,480
*   Integra Lifesciences
      Holdings                                           7,300         128,845
    Invacare Corp.                                       8,600         286,380
*   Invitrogen Corp.                                    11,500         360,295
*   Maximus, Inc.                                       17,000         443,700
*   Medicis Pharmaceutical
      Corp. - Class A                                    5,500         273,185
    Omnicare, Inc.                                       9,000         214,470
*   Regeneron
      Pharmaceuticals, Inc.                              9,000         166,590
*   Resmed, Inc.                                        10,500         320,985
*   Thoratec Corp.                                      16,300         124,369
    Vital Signs                                          8,500         253,980
                                                                   -----------
                                                                     3,281,830
                                                                   -----------
    INDUSTRIALS 18.4%
    ABM Industries, Inc.                                28,500     $   441,750
    Aeroflex, Inc.                                      27,000         186,300
*   Ceridian Corp.                                      17,900         258,118
    Clarcor, Inc.                                        8,800         283,976
    Cuno, Inc.                                           5,500         182,160
*   Devry, Inc.                                          8,600         142,846
    Donaldson Co., Inc.                                  9,300         334,800
    G&K Services, Inc. -
      Class A                                            6,100         215,946
    Heico Corp.                                         15,000         124,050
    National Processing, Inc.                           20,200         324,210
    Pall Corp.                                          15,000         250,200
    Reliance Steel &
      Aluminum Co.                                       9,000         187,560
*   SourceCorp., Inc.                                   20,000         371,800
    Teleflex, Inc.                                       5,500         235,895
    Viad Corp.                                          17,400         388,890
*   West Corp.                                          14,000         232,400
                                                                   -----------
                                                                     4,160,901
                                                                   -----------

    INFORMATION TECHNOLOGY 13.2%
*   Activision, Inc.                                    15,600         227,604
*   Actuate Corp.                                       44,000          77,880
*   Bearingpoint, Inc.                                  19,000         131,100
    Black Box Corp.                                      5,800         259,840
*   Cable Design
      Technologies                                      17,800         105,020
*   Ciber, Inc.                                         28,000         144,200
*   Entegris, Inc.                                      15,000         154,500
    Factset Research
      Systems, Inc.                                      5,900         166,793
*   International Rectifier
      Corp.                                              5,800         107,068
*   Keane, Inc.                                         23,000         206,770
*   Kronos, Inc.                                         5,800         214,542
*   02Micro International Ltd.                          20,000         194,980
*   Perot Systems Corp.                                 41,000         439,520
*   Plantronics, Inc.                                   13,300         201,229
*   Rogers Corp.                                        14,500         322,625
*   Wind River Systems                                   7,800          31,980
                                                                   -----------
                                                                     2,985,651
                                                                   -----------
    MATERIALS 4.7%
    Aptargroup, Inc.                                    11,500         359,260
    Cambrex Corp.                                        6,000         181,260
    Engelhard Corp.                                      9,000         201,150
    Ferro Corp.                                          9,000         219,870
*   OM Group, Inc.                                      16,000         110,080
                                                                   -----------
                                                                     1,071,620
                                                                   -----------
    UTILITIES 0.9%
*   Southwestern Energy Co.                             18,000         206,100
                                                                   -----------

    TOTAL COMMON STOCKS
      (Cost $20,356,139)                                            19,823,315
                                                                   -----------


    U.S. GOVERNMENT AGENCY
      OBLIGATIONS 6.6%
    Federal Home Loan Mortgage
      Discount Note
     1.27%, 01/07/03
      (Cost $1,499,683)         1,500M                             $ 1,499,683
                                                                   -----------
    TOTAL INVESTMENTS
      (Cost $21,855,822)**                                          21,322,998

    EXCESS OF OTHER ASSETS
     OVER LIABILITIES 5.9%                                           1,327,696
                                                                   -----------
    NET ASSETS                                                     $22,650,694
                                                                   ===========


 *  Non-income producing.

** Cost for federal income tax purposes is substantially similar. At December 31, 2002 net unrealized depreciation for federal income tax purposes aggregated $532,824 of which $1,775,644 related to appreciated securities and $2,308,468 related to depreciated securities.


See Notes to Financial Statements.

THE SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND SEEKS AS HIGH A LEVEL OF
 CURRENT INCOME AS IS CONSISTENT WITH STABLE PRINCIPAL VALUES AND LIQUIDITY BY INVESTING EXCLUSIVELY IN DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS, INCLUDING U.S. GOVERNMENT SECURITIES, BANK OBLIGATIONS, REPURCHASE AGREEMENTS, COMMERCIAL
                  PAPER, AND OTHER CORPORATE DEBT OBLIGATIONS.

               SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND

THE FUND'S NET ASSETS ROSE TO $33.0 MILLION DURING THE FISCAL
YEAR, AN INCREASE OF 19.7%.

During the 12-month period ended December 31, 2002, short-term interest rates declined modestly, due primarily to a 50 basis-point rate cut implemented by the Federal Reserve which eased the prime rate to 4.25%. Banks followed suit, lowering the discount rate to 0.75%. On average, 90-day commercial paper and 90-day certificates of deposit declined 50 basis points, to 1.30%. The 90-day Treasury bill ended the year at 1.20%, a decline of 53 basis points. At year-end, the Federal Funds rate remained unchanged at 1.25%.

As of December 31, 2002, the 7-day yield of the Sentinel Variable Products Trust Money Market Fund decreased to 0.92% from the prior year-end yield of 1.47%. The Fund's maturity lengthened from 16 days to 21 days during the fiscal year. The Fund's net assets rose to $33.0 million during the same time period, an increase of 19.7%. Looking ahead, we will strive to slightly lengthen the Fund's average maturity and continue to invest in sound credit quality securities.


/S/ DARLENE COPPOLA
    ----------------
    Darlene Coppola

               SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND

INVESTMENT IN SECURITIES
at December 31, 2002

                                                     PRINCIPAL AMOUNT     VALUE
                                                      (M=$1,000)        (Note 2)
--------------------------------------------------------------------------------
    CORPORATE SHORT-TERM NOTES  69.0%
    American Express
     Credit Corp.
     1.34%, 1/27/03                                      1,600M    $ 1,598,452
    American General Finance
      1.28%, 2/19/03                                       760M        758,676
    BMW US Capital
      1.31%, 1/21/03                                     1,625M      1,623,817
    Coca Cola
      1.29%, 1/09/03                                       625M        624,821
    G.E. Capital Corp.
      1.34%, 1/08/03                                       990M        989,742
    Koch Industries
      1.32%,1/17/03                                      1,000M        999,413
    Motiva Enterprise
      1.32%, 1/14/03                                     1,500M      1,499,285
    National City Credit Corp.
      1.30%, 1/31/03                                     1,440M      1,438,440
    New Jersey Natural Gas
      1.35%, 1/08/03                                       800M        799,790
    Paccar Financial Corp.
      1.28%, 2/20/03                                     1,400M      1,397,511
    Pfizer, Inc.
      1.28%, 1/24/03                                     1,500M      1,498,773
    Prudential Funding
      1.25%, 1/13/03                                     1,100M      1,099,542
    Salomon Smith Barney
      Holdings
      1.31%, 1/06/03                                     1,400M      1,399,745
    Schlumberger Company
      1.33%, 1/15/03                                     1,650M      1,649,147
    Southern Company
      Funding
      1.30%, 1/7/03                                      1,000M        999,783
    Transamerica Financial
      Corp.
      1.33%, 1/16/03                                     1,600M      1,599,113
    Toyota Credit
      1.31%, 1/30/03                                     1,235M      1,233,697
    Wells Fargo & Co.
      1.30%, 1/29/03                                     1,600M      1,598,382
    TOTAL CORPORATE SHORT-TERM NOTES
      (Amortized Cost $22,808,129)                                  22,808,129
                                                                   -----------
    U.S. GOVERNMENT AGENCY
     OBLIGATIONS 26.7%
    Federal Home Loan Bank
      Discount Note
      1.284%, 1/3/03                                     1,300M    $ 1,299,907
    Federal Mortgage
      Corporation Discount Note
      1.25%, 1/2/03                                        632M        631,978
    Federal Mortgage
      Corporation Discount Note
      1.284%, 1/10/03                                    1,500M      1,499,519
    Federal Mortgage
      Corporation Discount Note
      1.28%, 1/17/03                                       725M        724,588
    Federal Mortgage
      Corporation Discount Note
      1.285%, 1/22/03                                    1,685M      1,683,737
    Federal Mortgage
      Corporation Discount Note
      1.24%, 1/28/03                                     1,600M      1,598,512
    Federal Mortgage
      Corporation Discount Note
      1.26%, 2/4/03                                      1,400M      1,398,334
    TOTAL U.S. GOVERNMENT
      AGENCY OBLIGATIONS
      (Amortized Cost $8,836,575)                                    8,836,575

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                        SHARES         VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
    U.S. TREASURY INSTITUTIONAL
      FUNDS 4.0%
    Dreyfus Government Cash Management -
      Institutional Shares   1,305,000
      (Amortized Cost $1,305,000)                                    1,305,000
                                                                   -----------
    TOTAL INVESTMENTS
      (Amortized Cost $32,949,704)*                                 32,949,704

    EXCESS OF OTHER ASSETS
     OVER LIABILITIES 0.3%                                              98,078
                                                                   -----------
         NET ASSETS                                                $33,047,782
                                                                   ===========


    * Also cost for federal income tax purposes.

See Notes to Financial Statements.

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                        SVPT            SVPT            SVPT            SVPT           SVPT
                                                        COMMON          GROWTH          MID CAP         SMALL          MONEY
                                                        STOCK           INDEX           GROWTH          COMPANY        MARKET
                                                        FUND            FUND            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value                                 $31,862,758     $ 4,388,089      $16,191,858    $21,322,998      $32,949,704
Cash and cash equivalents                                699,490           5,854          786,183      1,227,096               -
Receivable for securities sold                                -           17,050               -              -                -
Receivable for fund shares sold                           58,996           9,453            2,757        135,490          217,972
Receivable for dividends and interest                     50,360           7,382            5,301         11,185            1,136
Receivable from fund administrator                         3,222           4,776              946          2,505            2,093
                                                     -----------     -----------      -----------    -----------      -----------
   Total Assets                                       32,674,826       4,432,604       16,987,045     22,699,274       33,170,905
                                                     -----------     -----------      -----------    -----------      -----------

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable to custodian bank                                     -               -                -              -             1,437
Payable for securities purchased                         328,078           7,496               -          16,262               -
Payable for fund shares repurchased                        7,396             159            2,243          8,054           60,726
Income dividend payable                                       -               -                -              -            34,601
Accrued expenses                                          15,472           5,309           12,274         12,678           16,450
Management fee payable                                    12,752           1,114            7,348          9,342            6,833
Fund service fee payable                                   3,097             705            1,803          2,244            3,076
                                                     -----------     -----------      -----------    -----------      -----------
   Total Liabilities                                     366,795          14,783           23,668         48,580          123,123
                                                     -----------     -----------      -----------    -----------      -----------

Net Assets Applicable to Outstanding Shares          $32,308,031     $ 4,417,821      $16,963,377    $22,650,694      $33,047,782
                                                     ===========     ===========      ===========    ===========      ===========
Shares Outstanding                                     4,167,250         715,551        2,908,313      2,343,997       33,047,782
Net Asset Value and Maximum
   Offering Price Per Share                          $      7.75     $      6.17      $      5.83    $      9.66      $      1.00

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Shares of beneficial interest at par value           $     4,167     $       716      $     2,908    $     2,344      $    33,048
Paid-in capital                                       40,986,709       6,139,686       28,245,541     24,584,967       33,014,734
Accumulated undistributed net investment
   income (loss)                                             994              -                -              -                -
Accumulated undistributed net realized loss
   on investments                                     (4,213,675)       (894,895)     (11,375,039)    (1,403,793)              -
Unrealized appreciation (depreciation)
   of investments                                     (4,470,164)       (827,686)          89,967       (532,824)              -
                                                     -----------     -----------      -----------    -----------      -----------

NET ASSETS                                           $32,308,031     $ 4,417,821      $16,963,377    $22,650,694      $33,047,782
                                                     ===========     ===========      ===========    ===========      ===========

Investments at Cost                                  $36,332,922     $ 5,215,775      $16,101,891    $21,855,822      $32,949,704
                                                     ===========     ===========      ===========    ===========      ===========

See Notes to Financial Statements.

SENTINEL VARIABLE PRODUCTS TRUST
STATEMENTS OF OPERATIONS
for the year ended December 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                        SVPT            SVPT            SVPT            SVPT           SVPT
                                                        COMMON          GROWTH          MID CAP         SMALL          MONEY
                                                        STOCK           INDEX           GROWTH          COMPANY        MARKET
                                                        FUND            FUND            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
Dividends                                              $   533,047    $    48,726    $    98,837    $   158,769    $      --
Interest                                                    51,657           --            2,364         35,178        511,344
                                                       -----------    -----------    -----------    -----------    -----------
   Total Income                                        $   584,704    $    48,726    $   101,201    $   193,947    $   511,344
                                                       -----------    -----------    -----------    -----------    -----------

EXPENSES:
Management advisory fee                                    155,669         11,943         96,463        108,265         74,301
Transfer agent fees                                          5,300          5,250          5,100          5,300          5,000
Custodian fees                                              10,009         41,287         20,825         16,155          8,710
Accounting and administration services                      33,917          3,981         19,462         22,079         29,731
Auditing fees                                               17,000          4,600         11,500         13,500         16,500
Legal fees                                                   9,000          1,300          5,500          6,300          7,500
Trustees' fees and expenses                                  3,557            431          2,224          2,393          3,194
Other                                                        6,557         15,495          3,951          3,963          5,274
                                                       -----------    -----------    -----------    -----------    -----------

   Total Expenses                                          241,009         84,287        165,025        177,955        150,210
   Expense Reimbursement                                   (68,172)       (60,122)       (21,422)       (44,199)       (30,683)
   Expense Offset                                          (10,009)          (287)        (5,325)        (7,955)          (710)
                                                       -----------    -----------    -----------    -----------    -----------
   Net Expenses                                            162,828         23,878        138,278        125,801        118,817
                                                       -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                               421,876         24,848        (37,077)        68,146        392,527
                                                       -----------    -----------    -----------    -----------    -----------

-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on sales of investments               (3,494,009)      (677,782)    (6,564,792)    (1,224,135)           -
Net change in unrealized appreciation (depreciation)    (3,577,500)      (476,591)     1,209,171     (2,484,732)           -
                                                       -----------    -----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                       (7,071,509)    (1,154,373)    (5,355,621)    (3,708,867)           -
                                                       -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                     $(6,649,633)   $(1,129,525)   $(5,392,698)   $(3,640,721)   $   392,527
                                                       ===========    ===========    ===========    ===========    ===========



See Notes to Financial Statements.

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF CHANGES ON NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             SVPT                             SVPT
                                                                         COMMON STOCK                     GROWTH INDEX
                                                                             FUND                             FUND
                                                                 YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                  12/31/02          12/31/01         12/31/02       12/31/01
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                                   $    421,876    $    372,878       $     24,848    $      9,467
Net realized loss on sales of investments                        (3,494,009)       (719,666)          (677,782)       (196,353)
Net change in unrealized appreciation (depreciation)             (3,577,500)     (2,129,582)          (476,591)       (207,787)
                                                               ------------    ------------       ------------    ------------
Net increase (decrease) in net assets from operations            (6,649,633)     (2,476,370)        (1,129,525)       (394,673)
                                                               ------------    ------------       ------------    ------------

-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                         (422,896)       (371,697)           (25,557)         (9,063)
From net realized short-term gain on investments                         -          (126,696)               -               -
                                                               ------------    ------------       ------------    ------------
Total distributions to shareholders                                (422,896)       (498,393)           (25,557)         (9,063)
                                                               ------------    ------------       ------------    ------------

-----------------------------------------------------------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS
Net proceeds from sales of shares                                 8,939,004       9,958,322          2,045,185       1,490,915
Net asset value of shares in reinvestment
    of dividends and distributions                                  422,496         498,393             25,557           9,063
                                                               ------------    ------------       ------------    ------------

                                                                  9,361,500      10,456,715          2,070,742       1,499,978
Less: Payments for shares reacquired                             (4,225,474)     (3,034,230)          (423,636)        (91,356)
                                                               ------------    ------------       ------------    ------------

Increase in net assets from capital share transactions            5,136,026       7,422,485          1,647,106       1,408,622
                                                               ------------    ------------       ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS FOR PERIOD               (1,936,503)      4,447,722            492,024       1,004,886
Net Assets: Beginning of period                                  34,244,534      29,796,812          3,925,797       2,920,911
                                                               ------------    ------------       ------------    ------------

Net Assets: End of period                                      $ 32,308,031    $ 34,244,534       $  4,417,821    $  3,925,797
                                                               ============    ============       ============    ============
Undistributed Net Investment
   Income at End of Period                                     $        994    $      2,014       $       --      $        480
                                                               ============    ============       ============    ============

See Notes to Financial Statements.

SENTINEL VARIABLE PRODUCTS TRUST
STATEMENTS OF CHANGES ON NET ASSETS

---------------------------------------------------------------------------------------------------
                   SVPT                          SVPT                             SVPT
              MID CAP GROWTH                 SMALL COMPANY                     MONEY MARKET
                  FUND                            FUND                            FUND
        Year Ended     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
         12/31/02       12/31/01        12/31/02        12/31/01        12/31/02        12/31/01
---------------------------------------------------------------------------------------------------

       $    (37,077)   $    (94,036)   $     68,146    $     55,959    $    392,527    $    774,948
         (6,564,792)     (4,786,861)     (1,224,135)       (170,084)           --              --
          1,209,171      (1,416,531)     (2,484,732)      1,276,104            --              --
       ------------    ------------    ------------    ------------    ------------    ------------
         (5,392,698)     (6,297,428)     (3,640,721)      1,161,979         392,527         774,948
       ------------    ------------    ------------    ------------    ------------    ------------

               --              --           (69,630)        (55,307)       (392,527)       (774,948)
               --              --           (24,788)         (1,978)           --              --
       ------------    ------------    ------------    ------------    ------------    ------------

               --              --           (94,418)        (57,285)       (392,527)       (774,948)
       ------------    ------------    ------------    ------------    ------------    ------------


          3,365,649       8,752,204      10,922,523       7,926,479      51,696,746      97,585,421
       ------------    ------------    ------------    ------------    ------------    ------------

---------------------------------------------------------------------------------------------------

               --              --            94,418          57,285         392,527         774,948

          3,365,649       8,752,204      11,016,941       7,983,764      52,089,273      98,360,369
         (3,230,147)     (3,021,857)     (3,674,659)       (900,849)    (46,652,286)    (90,194,039)
       ------------    ------------    ------------    ------------    ------------    ------------

            135,502       5,730,347       7,342,282       7,082,915       5,436,987       8,166,330
       ------------    ------------    ------------    ------------    ------------    ------------

         (5,257,196)       (567,081)      3,607,143       8,187,609       5,436,987       8,166,330
         22,220,573      22,787,654      19,043,551      10,855,942      27,610,795      19,444,465
       ------------    ------------    ------------    ------------    ------------    ------------

       $ 16,963,377    $ 22,220,573    $ 22,650,694    $ 19,043,551    $ 33,047,782    $ 27,610,795
       ============    ============    ============    ============    ============    ============

       $         -     $         -     $         -     $         -     $         -     $         -
       ============    ============    ============    ============    ============    ============


See Notes to Financial Statements.

               SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.

                                                                                                     Period from
                                                                  Year Ended      Year Ended      11/30/00 through
                                                                 12/31/02 (B)     12/31/01(B)     12/31/00 (A)(B)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           $       9.50    $      10.49          $     10.00
                                                                 ------------    ------------          -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                                    0.10            0.11                 0.01
Net realized and unrealized gain (loss) on investments                  (1.75)          (0.95)                0.49
                                                                 ------------    ------------          -----------

Total from investment operations                                        (1.65)          (0.84)                0.50
                                                                 ------------    ------------          -----------

LESS DISTRIBUTIONS
Dividends from net investment income                                     0.10            0.11                 0.01
Distributions from realized gains on investments                           -             0.04                   -
                                                                 ------------    ------------          -----------

Total Distributions                                                      0.10            0.15                  0.01

Net asset value at end of period                                 $       7.75    $       9.50          $      10.49
                                                                 ============    ============          ============
Total Return (%) *                                                     (17.33)          (8.10)                 5.00++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                          0.51            0.51                  0.51+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                               0.71            0.74                  1.04+
Ratio of net investment income to average net assets (%)                 1.24            1.23                  1.20+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) **                        1.04            1.01                  0.68+
Portfolio turnover rate (%)                                                50              46                     8++
Net assets at end of period (000 omitted)                       $      32,308    $     34,245          $     29,797


(A)Commenced operations November 30, 2000.
(B)Per share data calculated utilizing average daily shares outstanding. + Annualized
++ Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)

See Notes to Financial Statements.

               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.

                                                                                                     Period from
                                                                  Year Ended      Year Ended      11/30/00 through
                                                                 12/31/02 (B)     12/31/01(B)     12/31/00 (A)(B)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           $      8.17     $       9.46          $     10.00
                                                                 ------------    ------------          -----------

LOSS FROM INVESTMENT OPERATIONS
Net investment income                                                    0.04            0.02                   -
Net realized and unrealized loss on investments                         (2.00)          (1.29)               (0.54)
                                                                 ------------    ------------          -----------
Total from investment operations                                        (1.96)          (1.27)               (0.54)
                                                                 ------------    ------------          -----------

LESS DISTRIBUTIONS
Dividends from net investment income                                     0.04            0.02                 0.00 ***
                                                                 ------------    ------------          -----------
Distributions from realized gains on investments                           -               -                    -

Total Distributions                                                      0.04            0.02                   -
                                                                 ------------    ------------          -----------

Net asset value at end of period                                 $       6.17    $       8.17          $      9.46
                                                                 ============    ============          ===========

Total Return (%) *                                                     (24.04)         (13.44)               (5.36) ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                          0.61            0.65                  1.07 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                               2.12            2.30                  1.35 +
Ratio of net investment income to average net assets (%)                 0.62            0.31                  0.51 +
Ratio of net investment income (loss) to average net assets
   before voluntary expense reimbursements (%) **                       (0.89)          (1.34)                 0.23 +
Portfolio turnover rate (%)                                                28              33                    16 ++
Net assets at end of period (000 omitted)                        $      4,418     $     3,926          $      2,921

(A) Commenced operations November 30, 2000.
(B) Per share data calculated utilizing average daily shares outstanding. + Annualized ++ Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3) *** Represents less than $.005 of average daily shares outstanding.


See Notes to Financial Statements.

              SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.

                                                                                                     Period from
                                                                  Year Ended      Year Ended      11/30/00 through
                                                                 12/31/02 (B)     12/31/01(B)     12/31/00 (A)(B)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           $       7.68    $      10.14          $     10.00
                                                                 ------------    ------------          -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss                                                     (0.01)          (0.04)                  -
Net realized and unrealized gain (loss) on investments                  (1.84)          (2.42)                0.14
                                                                 ------------    ------------          -----------
Total from investment operations                                        (1.85)          (2.46)                0.14
                                                                 ------------    ------------          -----------

LESS DISTRIBUTIONS
Dividends from net investment income                                       -               -                    -
                                                                 ------------    ------------          -----------
Distributions from realized gains on investments                           -               -                    -
                                                                 ------------    ------------          -----------

Total Distributions                                                        -               -                    -

Net asset value at end of period                                 $       5.83    $       7.68          $     10.14
                                                                 ============    ============          ===========

Total Return (%) *                                                     (24.09)         (24.26)                1.40 ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                          0.74            0.78                 0.73 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                               0.85            0.84                 1.05 +
Ratio of net investment loss to average net assets (%)                  (0.19)          (0.45)               (0.43)+
Ratio of net investment loss to average net assets
   before voluntary expense reimbursements (%) **                       (0.30)          (0.50)               (0.75)+
Portfolio turnover rate (%)                                               246              88                    1 ++
Net assets at end of period (000 omitted)                        $    16,963      $    22,221          $    22,788

(A) Commenced operations November 30, 2000.
(B) Per share data calculated utilizing average daily shares outstanding. + Annualized ++ Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)

See Notes to Financial Statements.

              SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.

                                                                                                     Period from
                                                                  Year Ended      Year Ended      11/30/00 through
                                                                 12/31/02 (B)     12/31/01(B)     12/31/00 (A)(B)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           $      11.27    $      10.73          $     10.00
                                                                 ------------    ------------          -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                                    0.03            0.03              0.01
Net realized and unrealized gain (loss) on investments                  (1.60)           0.54             0.73
                                                                 ------------    ------------          -----------
Total from investment operations                                        (1.57)           0.57              0.74
                                                                 ------------    ------------          -----------

LESS DISTRIBUTIONS
Dividends from net investment income                                     0.03            0.03              0.01
Distributions from realized gains on investments                         0.01            0.00      ***     -
                                                                 ------------    ------------          -----------

Total Distributions                                                      0.04            0.03              0.01
                                                                 ------------    ------------          -----------

Net asset value at end of period                                 $       9.66    $      11.27          $     10.73
                                                                 ============    ============          ===========


TOTAL RETURN (%) *                                                     (13.92)           5.35                 7.40 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                          0.61            0.65                 0.68 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                               0.81            0.94                 1.16 +
Ratio of net investment income to average net assets (%)                 0.31            0.40                 1.19 +
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) **                        0.11            0.11                 0.72 +
Portfolio turnover rate (%)                                                57              59                    2 ++
Net assets at end of period (000 omitted)                        $     22,651    $     19,044          $    10,856


(A) Commenced operations November 30, 2000.
(B) Per share data calculated utilizing average daily shares outstanding.
 +  Annualized
++  Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)
*** Represents less than $.005 of average daily shares outstanding.

See Notes to Financial Statements.

               SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.

                                                                                                     Period from
                                                                  Year Ended      Year Ended      11/30/00 through
                                                                 12/31/02 (B)     12/31/01(B)     12/31/00 (A)(B)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           $       1.00    $       1.00          $      1.00
                                                                 ------------    ------------          -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                    0.01            0.04                   -
Net realized and unrealized gain on investments                            -               -                    -
                                                                 ------------    ------------          -----------
Total from investment operations                                        0.01             0.04                   -
                                                                 ------------    ------------          -----------
LESS DISTRIBUTIONS
Dividends from net investment income                                     0.01            0.04                0.00 ***
Distributions from realized gains on investments                           -               -                    -
                                                                 ------------    ------------          -----------
Total Distributions                                                     0.01             0.04                   -
                                                                 ------------    ------------          -----------

Net asset value at end of period                                 $       1.00    $       1.00          $      1.00
                                                                 ============    ============          ===========

Total Return (%) *                                                       1.32            3.70                 0.50 ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%)                          0.40            0.42                 0.44 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                               0.51            0.56                 0.82 +
Ratio of net investment income to average net assets (%)                 1.32            3.46                 6.25 +
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) **                        1.22            3.32                 5.86 +
Net assets at end of period (000 omitted)                        $     33,048    $     27,611          $    19,444

(A) Commenced operations November 30, 2000.
(B) Per share data calculated utilizing average daily shares outstanding.
 +  Annualized
++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)
*** Represents less than $.005 of average daily shares outstanding.

See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:
The Sentinel Variable Products Trust (the "Trust") is an open-end investment company, registered under the Investment Company Act of 1940 as amended which continuously offers its shares, to separate accounts of National Life Insurance Company to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of five separate and distinct funds, four of which are diversified: Common Stock, Mid Cap Growth, Small Company and Money Market, (the Growth Index Fund being non-diversified). The five funds of the Trust are referred to hereinafter collectively as the "Funds", and individually as a "Fund".

2. ACCOUNTING POLICIES:
The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis, dividend income is recorded on the ex-dividend date. The cost of securities sold is determined by the use of the specific identification method. Market discount and original issue discount are accreted into income.

C. DIVIDENDS AND DISTRIBUTIONS:
Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the reclassification of net investment losses to net short-term capital gains or paid-in-capital. Reclassifications were made to reflect these differences as of December 31, 2002.

                               Accumulated        Accumulated
                              undistributed       undistributed
                              net investment  net realized gain (loss)  Paid-in
     Fund                      income (loss)     on investments         capital
--------------------------------------------------------------------------------
Mid Cap Growth                $     37,077       $      -           $   (37,077)
Small Company                        1,484          14,842              (16,326)
Growth Index                           229              -                  (229)

D. REPURCHASE AGREEMENTS:
Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2002.

E. OTHER:
Direct expenses of a fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts. Earnings credits are received from the custodian bank on cash balances and are reflected in the statement of operations as an expense offset. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

F. FEDERAL INCOME TAXES:
No provision is made for Federal taxes as it is the Fund's intention to have each Fund continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from any Federal excise income taxes or income tax liability.

3.  MANAGEMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
Pursuant to an Investment Advisory Agreement, NL Capital Management, Inc. (NLCM) a wholly owned subsidiary of National Life Insurance Company manages the Funds' investments and their business operations under the overall supervision to the Board of Trustees of Sentinel Variable Products Trust. NLCM has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, the Trust will pay to NLCM a monthly fee determined as follows:

a) With respect to the Common Stock, Mid Cap Growth and Small Company Funds:
0.50% per annum on the first $20 million of average daily net assets of each Fund; 0.40% per annum on the next $20 million of such assets of each Fund; and 0.30% per annum on such assets of each Fund in excess of $40 million.
b) With respect to Growth Index Fund: 0.30% per annum on the average daily net assets of the Fund
c) With respect to the Money Market Fund: 0.25% per annum on the average daily net asset of the Fund. During fiscal 2002, NLCM voluntarily agreed to waive the Funds' advisory fees and other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

        o Common Stock Fund        0.48%
        o Mid Cap Growth Fund      0.71%
        o Small Company Fund       0.57%
        o Growth Index Fund        0.60%
        o Money Market Fund        0.40%

Beginning January 1, 2003 the voluntary expense caps on the following funds will be in effect:

        o Common Stock Fund        0.66%
        o Mid Cap Growth Fund      0.82%
        o Small Company Fund       0.74%

There will no change to Growth Index Fund and Money Market Fund currently at 0.60% and 0.40% respectively.

These arrangements may be changed or terminated at any time after December 31, 2003.

For the fiscal year ended December 31, 2002 the reimbursments were as follows:

        o Common Stock          $68,172
        o Mid Cap Growth        $21,422
        o Small Company         $44,199
        o Growth Index          $60,122
        o Money Market          $30,683

Equity Services Inc. (ESI) another wholly owned subsidiary of National Life Insurance Company acts as the principal underwriter of shares of the Funds. ESI receives no compensation from the Trust for acting as principal underwriter. Pursuant to the Fund Services Agreement with Sentinel Administrative Service Corporation ("Sentinel Service") a Vermont corporation which is a wholly owned subsidiary of National Life Insurance Company, the Trust receives certain transfer agency, fund accounting and financial administration services. For these services, the Fund Services Agreement provides for the Trust to pay to Sentinel Service a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net asset of the Funds for fund accounting and financial administration services. For the fiscal year ended December 31, 2002 this fee totaled $129,170.

4. INVESTMENT TRANSACTIONS:
Purchases and sales (excluding short-term obligations) for the fiscal year ended December 31, 2002 are as follows:

                  Purchases of                         Sales of
                   other than      Purchases of       other than
                      U.S.             U.S.              U.S.      Sales of U.S.
                  Government        Government       Government     Government
                  direct and        direct and       direct and     direct and
                    agency            agency           agency         agency
         Fund     obligations       obligations`     obligations    obligations
--------------------------------------------------------------------------------
Common Stock      $20,299,055      $      -          $15,339,335    $        -
Growth Index        2,748,036             -            1,126,518             -
Mid Cap Growth     47,226,615             -           47,269,257             -
Small Company      18,187,089             -           11,145,716             -

(THE SENTINEL VARIABLE PRODUCTS MONEY MARKET FUND INVESTS ONLY IN SHORT-TERM OBLIGATIONS.)
At December 31, 2002, the Funds have tax basis capital losses which may be used to offset future capital gains through 2010 as follows:

CAPITAL LOSS CARRYFORWARD
                                                                Expiring in
                                                                -----------
SVPT COMMON STOCK FUND                  $     111,841           12/31/2009
                                            3,931,884           12/31/2010
                                        -------------
         Total                          $   4,043,725
                                        =============

SVPT GROWTH INDEX FUND                  $      62,231            12/31/2009
                                              340,021            12/31/2010
                                        -------------
         Total                          $     402,252
                                        =============

SVPT MID CAP GROWTH FUND                $   4,643,054            12/31/2009
                                            6,407,249            12/31/2010
                                        -------------
         Total                          $  11,050,303
                                        =============
SVPT SMALL COMPANY FUND                 $   1,066,386            12/31/2010
                                        =============

Capital losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Funds incurred and elected to defer the following capital losses during fiscal 2002:

        o Common Stock              $169,628
        o Growth Index              $172,892
        o Mid Cap Growth            $203,767
        o Small Company             $289,631

5. SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal years ended December 31, 2002 and 2001 were as follows:

                                                Shares
                                              issued in
                                             reinvestment               Net
                                             of dividends    Shares   increase
                                    Shares       and          reac-   in shares
         Fund                       sold    distributions    quired  outstanding
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
Common Stock                      1,016,585        54,779     510,405    560,959
Growth Index                        297,407         4,129      66,248    235,288
Mid Cap Growth                      496,222            -      481,162     15,060
Small Company                       982,285        29,827     358,598    653,514
Money Market                     51,696,746       392,527  46,652,286  5,436,987

YEAR ENDED DECEMBER 31, 2001
Common Stock                      1,019,286        52,352     307,171    764,467
Growth Index                        181,350         1,092      10,898    171,544
Mid Cap Growth                    1,042,840            -      396,466    646,374
Small Company                       761,027         5,065      87,521    678,571
Money Market                     97,585,421       774,948  90,194,039  8,166,330

6. DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

YEAR ENDED DECEMBER 31, 2002

                                               Long Term  Return
                                    Ordinary   Capital      of
        Fund                         Income      Gain    Capital     Total
--------------------------------------------------------------------------------
SVPT Common Stock Fund              422,896       -          -      422,896
SVPT Growth Index Fund               25,557       -          -       25,557
SVPT Small Company Fund              94,418       -          -       94,418
SVPT Money Market Fund              392,527       -          -      392,527

YEAR ENDED DECEMBER 31, 2001
                                               Long Term  Return
                                    Ordinary    Capital     of
        Fund                         Income      Gain    Capital     Total
--------------------------------------------------------------------------------
SVPT Common Stock Fund              498,393        -        -        498,393
SVPT Growth Index Fund                9,063        -        -          9,063
SVPT Small Company Fund              57,285        -        -         57,285
SVPT Money Market Fund              774,948        -        -        774,948

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                         Undistributed  Accumulated   Unrealized
                           Ordinary       Capital    Appreciation/
         Fund               Income         Loss      Depreciation     Total

SVPT Common Stock Fund         994      (4,043,725)          -      (4,042,731)
SVPT Growth Index Fund          -         (402,252)          -        (402,252)
SVPT Mid Cap Growth Fund        -      (11,050,303)          -     (11,050,303)
SVPT Small Company Fund         -       (1,066,386)          -      (1,066,386)
SVPT Money Market Fund      34,601              -            -          34,601

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
SENTINEL VARIABLE PRODUCTS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Trust Common Stock Fund, Sentinel Variable Products Trust Growth Index Fund, Sentinel Variable Products Trust Mid Cap Growth Fund, Sentinel Variable Products Trust Small Company Fund, and Sentinel Variable Products Trust Money Market Fund of the Sentinel Variable Products Trust, (the "Funds") at December 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
New York, New York
January 21, 2003

                           BOARD MEMBERS AND OFFICERS

Policyholders elect a board that oversees the Trust's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Trust's board members. Each member oversees the five portfolios of the Sentinel Variable Products Trust. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------------------------------------------------------------------------
                        POSITION HELD WITH REGISTRANT AND       PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS, AGE      LENGTH OF SERVICE                       FIVE YEARS                                PUBLIC DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM D. MCMEEKIN     Trustee since 2000                      Senior Vice President & Senior
(58)                                                            Lending Officer - Banknorth Vermont,
Banknorth Vermont                                               2001 to Present;
215 Main Street                                                 Community President -
Brattleboro, VT 05301                                           The Howard Bank, 2000 to 2001;
                                                                prior to that,
                                                                President & Chief Executive Officer -
                                                                Granite Savings Bank

-----------------------------------------------------------------------------------------------------------------------------------

WILLIAM G. RICKER
(63)
Denis Ricker & Brown
17 State Street
Montpelier, VT  05602
Trustee since 2000
Former President -
Denis, Ricker & Brown

BOARD MEMBERS AFFILIATED WITH NL CAPITAL MANAGEMENT, INC.
-----------------------------------------------------------------------------------------------------------------------------------
                        POSITION HELD WITH REGISTRANT AND       PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS, AGE      LENGTH OF SERVICE                       FIVE YEARS                                PUBLIC DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------

THOMAS H. MACLEAY        Chairman of the                        Interim Chairman of the Board,
(53)                     Board and Chief                        President & Chief Executive Officer -
National Life Insurance  Executive Officer                      National Life Insurance Company,
 Company                 since 2002                             2002 to present; President & Chief
One National Life Drive                                         Operating Officer - National Life
Montpelier, VT  05604                                           Insurance Company, 1996 to 2001



The board has appointed officers who are responsible for day-to-day business decisions based on polices it has established. The officers serve at the pleasure of the board.


OFFICERS AFFILIATED WITH NL CAPITAL MANAGEMENT, INC.
-----------------------------------------------------------------------------------------------------------------------------------
                        POSITION HELD WITH REGISTRANT AND       PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS, AGE      LENGTH OF SERVICE                       FIVE YEARS                                PUBLIC DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------

Joseph M. Rob            President                              Sentinel Management Company -
(60)                     since 2000                             Chief Executive Officer, 1993 to
Sentinel Management                                             present; Sentinel Financial Services
 Company                                                        Company - Chief Executive Officer,
One National Life Drive                                         1993 to present; Sentinel
Montpelier, VT  05604                                           Administrative Services Company -
                                                                Chief Executive Officer, 1993 to
                                                                present; ESI - Chairman, Chief
                                                                Executive Officer, and Director, 1985
                                                                to present, President, 1997 to present;
                                                                American Guaranty & Trust
                                                                Company - Director, 1993 to present.


-----------------------------------------------------------------------------------------------------------------------------------
THOMAS P. MALONE         Vice President                         Vice President - Sentinel
(46)                     & Treasurer                            Administrative Service Company
Sentinel Administrative  since 2000
 Service Company
One National Life Drive
Montpelier, VT  05604
-----------------------------------------------------------------------------------------------------------------------------------
D. RUSSELL MORGAN        Secretary since                        Assistant General Counsel -
(47)                     2000                                   National Life Insurance Company,
National Life Insurance                                         2001 to present; Senior Counsel -
 Company                                                        National Life Insurance Company,
One National Life Drive                                         2000 to 2001; prior to that,
Montpelier, VT  05604                                           Counsel - National Life Insurance
                                                                Company




--------------------------------------------------------------------------------
The Statement of Additional Information has additional information about the Trust's trustees and is available, without charge, upon request by calling
(800) 537-7003.

INVESTMENT ADVISOR
NL Capital Management, Inc.

PRINCIPAL UNDERWRITER
Equity Services, Inc.

COUNSEL
Sidley Austin Brown & Wood LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

CUSTODIAN AND DIVIDEND PAYING AGENT
State Street Bank - Kansas City

TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND ADMINISTRATOR
Sentinel Administrative Service Corporation

SENTINEL VARIABLE PRODUCTS TRUST

Sentinel Variable Products Trust Common Stock Fund

Sentinel Variable Products Trust Growth Index Fund

Sentinel Variable Products Trust Mid Cap Growth Fund

Sentinel Variable Products Trust Small Company Fund

Sentinel Variable Products Trust Money Market Fund

THIS BROCHURE IS AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED
OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

DISTRIBUTED BY EQUITY SERVICES, INC.
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332